SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 21, 2007
Cousins Properties Incorporated
(Exact name of registrant as specified in its charter)
Georgia
(State or other jurisdiction of incorporation)
0-3576
(Commission File Number)
58-0869052
(IRS Employer Identification Number)
2500 Windy Ridge Parkway, Atlanta, Georgia 30339-5683
(Address of principal executive offices)
Registrant’s telephone number, including area code: (770) 955-2200
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On February 21, 2007, Cousins Properties Incorporated (the “Company”) issued a press release disclosing that Net Income Available to Common Stockholders and Funds From Operations Available to Common Stockholders for the three months and year ended December 31, 2006 had increased $821,000 from the amounts it had reported in a press release dated February 5, 2007. A copy of the Company’s press release is attached hereto as Exhibit 99.1. The information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
     (c) Exhibits:

Exhibit Number	Description
99.1	Adjustment to Fourth Quarter Earnings Release

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 21, 2007

COUSINS PROPERTIES INCORPORATED
By:	/s/ James A. Fleming
James A. Fleming
Executive Vice President and Chief Financial Officer

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